UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

Xenomics, Inc.
(Exact name of registrant as specified in its charter)

Florida	04-3721895
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1701
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02        Unregistered Sales of Equity Securities.

This Form 8-K/A is being filed by Xenomics, Inc. (the “Company”) to correct an error in the pricing of the warrants issued to certain selling agents in connection with the Company's private placement of Series A Convertible Preferred Stock and warrants which closed on July 13, 2005. The exercise price of the warrants issued to such selling agents is $2.50 per share.

Item 9.01        Financial Statements and Exhibits

(c)	Exhibits.

	4.1	Form of Warrant to purchase shares of Common Stock issued to selling agents in connection with the sale of the Series A Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2005

XENOMICS, INC.

By:	/s/ V. Randy White

V. Randy White, Ph.D. Chief Executive Officer